UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2007

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Federal	000-51117	86-1127166
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

	624 Market Street, Shreveport, Louisiana	71101
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           On November 14, 2007, the Board of Directors of Home Federal Bancorp, Inc. of Louisiana (the "Company") elected Mark Malloy Harrison to the Board of Directors of the Company to fill the vacancy in the class of directors whose term expires at the Annual Meeting in 2008 left by Sidney D. York who died in October 2007.  Mr. Harrison is currently a co-owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, and co-owner of two Roly Poly sandwich franchises located in Shreveport and West Monroe, Louisiana.

(e)           Not applicable.

(f)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

/s/ Daniel R. Herndon
Date: November 15, 2007	By:	Daniel R. Herndon
President and Chief Executive Officer